UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2022

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

001-38417	Delaware	82-2418815
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

105 US Highway 1 North Palm Beach, Florida	33408
(Address of Principal Executive Offices)	(Zip Code)

(561) 844-5528

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

The information contained in Item 7.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

On January 10, 2022, BurgerFi International, Inc. (the “Company”) issued a press release (the “Press Release”) providing an update on the Company’s fourth quarter and fiscal year 2021 same store sales and fiscal year 2021 store openings and the Company’s expectations for fiscal year 2021 revenue. The Company also issued guidance for fiscal year 2022 and indicated that Ian Baines, Chief Executive Officer, and Mike Rabinovitch, Chief Financial Officer, will participate in a virtual fireside chat hosted by Peter Saleh, Managing Director at BTIG, on Tuesday, January 11, 2022, at the 24th Annual ICR Virtual Conference. Attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference is the Press Release.

Attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference is the investor presentation produced by the Company for distribution on January 10, 2022, which presentation contains updates on the Company’s financial position, business, and operations.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated January 10, 2022.*

99.2	Investor presentation, dated January 2022.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2022

BURGERFI INTERNATIONAL, INC.

By:	/s/ Michael Rabinovitch
Michael Rabinovitch Chief Financial Officer